Exhibit 10.33

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

FIRST AMENDMENT TO COKE SALE

AND FEED WATER PROCESSING AGREEMENT

THIS FIRST AMENDMENT (this “First Amendment”), dated as of November 1, 2010, is made by and between United States Steel Corporation, a Delaware corporation, with a principal office and place of business located at 600 Grant Street, Pittsburgh, Pennsylvania 15219-2800 (“Off-Taker”) and Gateway Energy & Coke Company, LLC, a Delaware limited liability company, with a principal office and place of business located at 11400 Parkside Plaza, Knoxville, Tennessee 37934 (“Provider”).

RECITALS

WHEREAS, Off-Taker and Provider have entered into that certain Coke Sale and Feed Water Processing Agreement dated February 28, 2008 (the “Agreement”); and

WHEREAS, Off-Taker and Provider desire to amend the Agreement as set forth in this First Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings set forth in the Coke Agreement.

2. Amendment Effective Date. The effective date of this Amendment shall be November 1, 2010 (the “Amendment Effective Date”).

3. Amendments.

3.1 Effective on and as of the Amendment Effective Date, Section 3.2 of the Agreement is hereby amended by revising the third sentence of such section to read in its entirety as follows:

Based upon such net energy value of Conforming Steam (provided Conforming Steam quantities are at or above the Minimum Steam Supply Obligation), the Feed Water Processing Fee is ***** per Net MMBTU; provided, however, that during the Conforming Steam Discount Period, the Feed Water Processing Fee shall be reduced by $***** per Net MMBTU for Conforming Steam which is greater than or equal to ***** degrees Fahrenheit and less than ***** degrees Fahrenheit.

3.2 Effective on and as of the Amendment Effective Date, Section 5.3 of the Agreement is hereby deleted in its entirety and replaced by the following:

5.3 Conforming Steam and Non-Conforming Steam.

(a) Description. Conforming Steam is Steam that meets the specifications thereof in respect of temperature, sodium and silica (the “Steam Constituents”) set forth in Part A of Schedule 5.3. Near-Conforming Steam is Steam that meets the Steam Constituents set forth in Part B of Schedule 5.3.

(b) Measurement. The temperature and Steam Constituents of Steam shall be determined in the manner set forth in Section 6.10.

3.3 Effective on and as of the Amendment Effective Date, Section 6.9(d) of the Agreement is hereby deleted in its entirety and replaced by the following:

(d) Supply Shortfall. In the event Provider does not deliver Conforming Steam or Near-Conforming Steam, during the Conforming Steam Discount Period, to the Steam Delivery Point in accordance with the Minimum Steam Supply Obligation then Provider shall credit to Off-Taker (in accordance with the provisions of Section 3.6(c)(iii)) as liquidated damages, and not as a penalty, ***** of the Feed Water Processing Fee in respect of shortfalls in the delivery of Conforming Steam or Near-Conforming Steam, during the Conforming Steam Discount Period, at the Minimum Steam Supply Obligation (such shortfall being measured in Net MMBTUs). The Parties acknowledge that the foregoing liquidated damages are a reasonable estimation of the actual damages that would be incurred by Off-Taker in the event of any such occurrence.

3.4 Effective on and as of the Amendment Effective Date, the following new definitions shall be added alphabetically in Appendix A (Definitions) to the Agreement:

“Conforming Steam Discount Period” shall mean the period of time beginning on November 1, 2010 and ending on June 30, 2011, as may be extended by the mutual agreement of the Parties in Writing.

“Near-Conforming Steam” has, subject to Section 5.3(b), the meaning set forth in Section 5.3(a) and Part B of Schedule 5.3.

3.5 Effective on and as of the Amendment Effective Date, the following definitions in Appendix A to the Agreement shall be amended and restated in their entirety as follows:

“Conforming Steam” has, subject to Section 5.3(b), the meaning set forth in Section 5.3(a) and Part A of Schedule 5.3.

3.6 Effective on and as of the Amendment Effective Date, Schedule 5.3 (Conforming Steam Quality Specifications) of the Agreement is hereby deleted in its entirety and replaced by the revised Schedule 5.3 (Conforming Steam and Near-Conforming Steam Quality Specifications) attached hereto as Attachment A.

4. Miscellaneous.

4.1 Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

4.2 Governing Law. This First Amendment shall be construed in accordance with and governed by, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws.

4.3 Captions. The captions and headings in this First Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this First Amendment for purposes of interpreting, construing or applying this First Amendment and will not define, limit, extend, explain or describe the scope or extent of this First Amendment or any of its terms and conditions.

4.4 Terms and Conditions of the Coke Agreement. Except as expressly modified hereby, all terms and conditions of the Agreement remain in full force and effect and are hereby in all respects ratified and confirmed.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first set forth above.

UNITED STATES STEEL CORPORATION

By:	/s/ Richard E. Veitch
	Name:	Richard E. Veitch
	Title:	General Manager, Granite City Works

GATEWAY ENERGY & COKE COMPANY, LLC

By:	/s/ M.H.
Name:
Title:

[FIRST AMENDMENT TO COKE SALE AND FEED WATER PROCESSING AGREEMENT]

Attachment A

[attached]

Schedule 5.3

Conforming Steam and Near-Conforming Steam Quality Specifications

Part A

Conforming Steam is Steam that meets the following specifications:

CONFORMING STEAM SPECIFICATIONS

Parameter	Units	Value

Temperature	Deg F	*****

Sodium	ppm	*****

Silica	ppm	*****

Provided, however, that during the Conforming Steam Discount Period, Conforming Steam is Steam that meets the following specifications:

CONFORMING STEAM SPECIFICATIONS (During the Conforming Steam Discount Period)

Parameter	Units	Value

Temperature	Deg F	*****

Sodium	ppm	*****

Silica	ppm	*****

Part B

Near-Conforming Steam is Steam that meets the following specifications:

NEAR-CONFORMING STEAM SPECIFICATIONS

Parameter	Units	Value

Temperature	Deg F	*****

Sodium	ppm	*****

Silica	ppm	*****

Notes for Part A and Part B:

Nominal Steam pressure is ***** psig at the turbine inlet.

Nominal Feed Water pressure is ***** psig, subject to a maximum of ***** psig.

The Parties acknowledge that control parameters for Feed Water and Steam which are not explicitly indicated in this document are expected to conform to standard industry guidelines and recommendations set forth by American Boiler Manufacturers Association (ABMA) and American Society of Mechanical Engineers (ASME) and will be set forth in a protocol developed pursuant to Section 5.5 of the Agreement.